UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

Apollo Endosurgery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway

Building 1, Suite #300

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

(512) 279-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 28, 2022, Apollo Endosurgery, Inc. (the “Company” or “Apollo”) notified the holders of its outstanding 6.0% Convertible Debentures due 2026 (the “Debentures”) that it elected to cause the eligible portion of the aggregate principal amount of the Debentures outstanding to be converted into shares of the Company’s common stock at the fixed conversion price of $3.25 per share and to issue shares of the Company’s common stock to satisfy accrued but unpaid interest on the principal amount to be converted through December 28, 2022 (together, the “Forced Conversion”). The conditions under the Debentures to permit the Forced Conversion were satisfied on December 27, 2022. Pursuant to the terms of the Debentures, the Company expects to issue the shares of the Company’s common stock for the Forced Conversion on or about January 3, 2022. Each share of the Company’s common stock issued in the Forced Conversion will be converted into the right to receive $10 in cash, without interest, at the effective time of the Merger (as defined below) pursuant to, and subject to, the Agreement and Plan of Merger (the “Merger Agreement”, and the transactions contemplated thereby, the “Contemplated Transactions”) by and among the Company, Boston Scientific Corporation, a Delaware corporation (“Parent”), and Textile Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.

As of December 28, 2022, $20,445,500 aggregate principal amount of the Debentures remains outstanding. Certain of the Debentures prohibit any conversions that would result in the applicable holder beneficially owning over a pre-specified percentage of the Company’s common stock outstanding following such conversion. The Company currently expects that approximately 5.6 million shares of the Company’s common stock, representing approximately 88% of outstanding principal amount of the Debentures and including accrued but unpaid interest on such principal amount to be converted, may be issued in the Forced Conversion despite these beneficial ownership limitations. The Company intends to file a subsequent Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) once it has confirmed the final number of shares that may be issued in the Forced Conversion, which the Company expects to occur on or about December 30, 2022.

Additional Information and Where to Find It

In connection with the Contemplated Transactions, Apollo intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.

Legal Notice Regarding Forward-Looking Statements

This report, including exhibits attached thereto, contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this report, including statements regarding the Contemplated Transactions (as defined below), are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this report and information contained in this report should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the Contemplated Transactions in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to Apollo’s products; outcomes of clinical studies related to Apollo’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to Apollo’s products or related procedures; coverage and reimbursement decisions by private or government payors; Apollo’s ability to support the adoption of its products and broaden its product portfolio; the potential size of Apollo’s addressable markets; the execution of Apollo’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, and Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings, when available, are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2022	APOLLO ENDOSURGERY, INC.

	By:	/s/ Jeffrey Black
Jeffrey Black
Chief Financial Officer